Annual Report
October 31, 2001
Foreign Equity Fund

T. Rowe Price, Invest With Confidence" (registered trademark)

Dear Investor

The six-month and one-year periods ended October 31, 2001, were difficult for international investors. No region was spared the downdraft as stocks fell sharply around the globe. The terrorist attacks on U.S. lives and institutions on September 11 further weakened already sluggish global economies that were either fighting off the onslaught, or held in the grip, of recession. Stocks did manage to rally from late September through October, offering some comfort to investors who were suffering from double-digit losses.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/01                      6 Months          12 Months
--------------------------------------------------------------------------------

Foreign Equity Fund                         -19.97%           -28.02%

MSCI EAFE Index                             -18.25            -24.68

Lipper International

Funds Average                               -18.74            -26.39

During the half year ended October 31, the fund fell 19.97% compared with -18.25% for the MSCI EAFE Index and -18.74% for the Lipper International Funds Average. Over the fund's fiscal year, fund results also trailed the benchmarks. For the bulk of the period under review, stocks of companies and sectors with relatively predictable earnings outperformed while any shortfall was severely punished. Fund results lagged because the portfolio did not have enough assets in the more defensive areas of the market. The areas that held up well for us were pharmaceutical, food manufacturing, and catering outsourcing. Sectors that caused particular pain included media, technology, and telecoms. From a country perspective, the classic low beta (less volatile) markets of the U.K., Australia, and Switzerland did well compared with other markets, while Brazil, Finland, and Taiwan were particularly weak.

The challenge for us has been to balance our enthusiasm for stocks with good long-term prospects against a very uncertain short-term environment. We clearly would have been better off owning a greater number of stocks with more defensive short-term prospects. Looking forward, we will continue to try to strike the appropriate balance with an emphasis on good-quality companies that have above-average growth potential and reasonable valuations.

Geographic Diversification
Europe      Japan      Latin America        Far East       Other and Reserves

    74         14                  2               6                        4

Based on net assets as of 10/31/01.

PORTFOLIO REVIEW

In the early months of the period, we took money out of some stocks where we felt that the short-term risks outweighed our enthusiasm for the longer-term picture. We sold China Mobile (Hong Kong) because the competitive situation in the Chinese mobile market looked to be deteriorating while the stock had held up relatively well. We also cut back NTT DoCoMo, the Japanese mobile operator that had performed well but whose voice revenue streams began to trend lower. We reduced our position in Vivendi Universal (France). Although we like the lack of advertising exposure in this company, we have become more concerned about its strategic direction and focus. We also trimmed some of our Japanese technology names, such as NEC, Toshiba, and Tokyo Electron. On the buy side, we added to or initiated new positions in defensive names that looked attractive, such as Sodexho Alliance (France) and food retailers Koninklijke Ahold (Netherlands) and
J. Sainsbury (U.K.). We also bought South Korean telecom stocks South Korea Telecom and Korea Telecom. South Korea is the only country where the so-called 2.5G mobile services are in operation and have taken off. Both of these stocks are cheap and should benefit from this trend.

Media

One area where we remained overweight is media. We like this sector because the companies in general are strong cash generators with above-average growth rates. Although business conditions, particularly in the more cyclical advertising-related areas, have suffered during these testing times, we see these companies eventually emerging in robust shape. Some of our stocks in this sector proved relatively defensive. For example, Reed International (U.K.), which is very strong in scientific, legal, and educational publishing, outperformed the international media sector. New management executed a plan to refocus and sharpen the business. The company regained market share in the legal area, and effectively exploited an investment in transferring its vast scientific database into electronic format. With earnings likely to grow 10% in the current environment, possibly accelerating to 13% to 15% in an upturn, we see the stock as solid value at 20 times earnings.

WPP (U.K.), by contrast, is more cyclical. It is a major advertising agency, media buyer and market research and public relations company. While earnings this year will be unchanged at best and may be flat again in 2002, they could accelerate to 20% to 25% growth when the economy improves. At 22 times projected 2002 earnings, this seems like very good value, but we would have less confidence in our earnings numbers if the downturn is prolonged. When we look at the fund's approximately 9% weighting in media, we have around half in stocks like Reed that are at the defensive end of the media spectrum and half in stocks at the more cyclical end, like WPP.

Industry Diversification
--------------------------------------------------------------------------------

x                                Percent of             Percent of
x                                Net Assets             Net Assets
x                                   4/30/01               10/31/01
--------------------------------------------------------------------------------

Financials                             23.4%                  22.3%

Consumer Discretionary                 16.6                   17.1

Health Care                             8.9                   12.6

Information Technology                 13.3                    9.5

Telecommunication Servi                10.1                    8.9

Energy                                  7.4                    8.7

Consumer Staples                        5.4                    7.8

Industrials                             5.6                    6.7

Materials                               1.9                    2.2

Utilities                               0.7                    1.0

Futures                                 1.8                   --

Reserves                                4.9                    3.2

Total                                 100.0%                 100.0%


Technology

We also remained overweight in technology. Again we focused on companies where we see high-caliber management, sound balance sheets, and a good long-term growth path. One area where we find this mix is the outsourcing sector. We maintained our positions in the electronic manufacturing space with stocks like Celestica (Canada) and Flextronics International (Singapore). Both take on manufacturing for companies that want to focus more on the intellectual property aspect of their business, or companies that have good products but have struggled with cost control. Celestica and Flextronics gain by building significant economies of scale and by managing their asset bases efficiently so that they turn relatively thin operating margins into strong returns on capital. In the intermediate term, these stocks should return to high-teen or low-20% earnings growth, in our view, and are priced at 25 times projected 2002 earnings.

Our other large positions in technology include Nokia (Finland) and Canon (Japan). Nokia performed poorly over the last six months as investors began to view the whole mobile handset and infrastructure area as relatively mature. The key issues for Nokia are the extent to which there will be growth in handset users, and the extent to which the mobile handset is becoming a commodity. If it is, people will not bother to upgrade their handsets very often. Behind both these issues is the question of whether people will use handsets for data transmission and other more sophisticated functions beyond voice transmission. Despite all this uncertainty, Nokia has executed exceptionally well, maintaining margins at good levels while continuing to increase market share over time.

Canon, at the other end of the technology volatility spectrum, is involved in copiers, printers, cameras, and semiconductor production equipment. It is a solidly managed Japanese company that has consistently earned above its cost of capital. In copiers, growth has been underpinned by the switch from analog to digital. At the same time, Canon has benefited from the problems at Xerox. Behind Canon's profitability is a steady high-margin business in consumables, such as ink cartridges and toner. As a beneficiary of the weaker yen, Canon should maintain profitability in the tougher economic environment.

Market Performance
--------------------------------------------------------------------------------

Six Months               Local           Local Currency              U.S.
Ended 10/31/01        Currency         vs. U.S. Dollars           Dollars
--------------------------------------------------------------------------------

France                        -19.99%                1.60%            -18.72%

Germany                        -25.05                1.60              -23.85

Hong Kong                      -23.90               -0.01              -23.91

Italy                          -22.12                1.60              -20.87

Japan                          -24.05                0.92              -23.35

Mexico                          -7.00               -0.03               -7.03

Netherlands                    -20.43                1.60              -19.16

Singapore                      -21.84               -0.15              -21.96

Sweden                         -20.50               -3.42              -23.22

Switzerland                    -15.91                6.24              -10.66

United Kingdom                 -13.26                1.64              -11.84

Source: RIMES Online, using MSCI indices.


Services

Services is an area we like in the longer term, and the catering outsourcing business performed relatively well for us. Our main holdings in this area are Compass (U.K.) and Sodexho Alliance (mentioned earlier). These companies should be able to sustain revenue growth of around 7% over time as more companies, schools, and hospitals outsource their catering needs. With their share prices selling at 24 times next year's expected earnings and a relatively predictable 15% earnings growth rate beyond that, these companies have done well and should continue to do so, in our view.

Securitas (Sweden), the international security group, is also a big holding for us. It developed a strong formula for managing security businesses in Scandinavia 10 to 15 years ago and has replicated this formula around Europe, as well as in the United States. The basic formula is to upgrade the quality of the service and then to increase the level of service offered. At the most basic level, Securitas offers manned guarding, and over time the level of service may evolve into remote guarding and managing all the security needs of a company. This is one area that has been a clear beneficiary of the increased need for security in recent months. With the shares selling at 24 times next year's anticipated earnings, we like the stock since we believe it can continue to grow its earnings at 15% to 20% per year.

Pharmaceuticals

There have been a number of headwinds facing the pharmaceuticals sector as the FDA's attitude toward approving new drugs has grown tougher. Many companies have also been facing patent expirations. Behind it all, however, is an industry that is still growing significantly faster than the economy with all the powerful demographic forces pushing it ahead. International pharmaceutical companies have, in general, been hurt less by the negatives than many U.S. firms, and overseas it is mainly a company-specific phenomenon. Your fund's largest holding is GlaxoSmithKline (U.K.). Although analysts have worried that there may be a gap in the company's drug pipeline in two or three years, its current earnings are growing in the mid-teens and the stock is selling at around 20 times earnings. Considering the company's huge research resources and strong management, we are confident it can fill the pipeline gap.

INVESTMENT OUTLOOK

The key drivers of equity markets-earnings, interest rates, and valuations-are pointing in different directions at the moment. Europe is probably in the best shape. Relative to their U.S. counterparts, European consumers are less extended and less exposed to equity markets. In the corporate sector, less overcapacity was created in Europe's good years. On the other hand, the European Central Bank has been slow to cut rates and labor is more intransigent than was hoped. Japan looks worse, with the financial system still shaky and the whole corporate sector reacting more slowly to events than in most other countries. Emerging markets have their challenges but the underlying longer-term trends in Mexico, South Korea, and Taiwan are still encouraging. The U.S. is an important locomotive for many international economies, and while the short-term news is less than encouraging, the Fed and the Bush administration have taken robust action to underpin the economy. In time, this should translate into a renewal of activity.

Interest rates have fallen a long way-not only on the short end of the maturity spectrum. With investors offered less and less on their fixed-income investments, the equity markets seem to be tempting people back. Valuations in mid-September were quite low and remain attractive after the rebound, as long as we do not become mired in a prolonged global recession. Many stocks appear to have good upside potential. Your fund remains diversified, focused on companies with above-average prospects for growth whose stocks are selling at attractive price valuations. We are confident that our steady approach will benefit investors who maintain their long-term investment strategy.
Respectfully submitted,


John R. Ford
President, T. Rowe Price International Funds, Inc.
November 23,  2001


Portfolio Highlights
--------------------------------------------------------------------------------

Twenty-Five Largest Holdings
                                                        Percent of
                                                        Net Assets
Company                      Country                      10/31/01
--------------------------------------------------------------------------------

GlaxoSmithKline              United Kingdom                    4.9%

TotalFinaElf                 France                            2.7

Royal Bank of Scotland       United Kingdom                    2.3

Vodafone                     United Kingdom                    2.2

Reed International           United Kingdom                    2.2

Shell Transport & Tradi      United Kingdom                    2.1

Nestle                       Switzerland                       2.0

ING Groep                    Netherlands                       1.9

Aventis                      France                            1.9

Nokia                        Finland                           1.8

Compass                      United Kingdom                    1.7

Sanofi-Synthelabo            France                            1.5

BNP Paribas                  France                            1.5

WPP                          United Kingdom                    1.5

Securitas                    Sweden                            1.4

VNU                          Netherlands                       1.4


NTT DoCoMo                   Japan                             1.4


AstraZeneca                  United Kingdom                    1.3

Allianz                      Germany                           1.3

Philips Electronics          Netherlands                       1.3

Canon                        Japan                             1.3

Adecco                       Switzerland                       1.2

UBS                          Switzerland                       1.1

AXA                          France                            1.1

ENI                          Italy                             1.1

Total                                                        44.1%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.


Security Classification
--------------------------------------------------------------------------------

                              Percent                                  Market
                               of Net                Cost               Value
10/31/01                       Assets                (000)               (000)
--------------------------------------------------------------------------------

Common Stocks                    95.4%         $1,867,311          $1,817,829

Preferred Stocks                  1.4              28,798              25,078

Short-Term Investmen              0.5              10,109              10,109

Total Investments                97.3           1,906,218           1,853,016

Other Assets

Less Liabilities                  2.7              50,730              50,409

Net Assets                        100%         $1,956,948          $1,903,425


Summary of Investments and Cash
--------------------------------------------------------------------------------
October 31, 2001
                                                                Percent of
                     Equities           Cash          Total      MSCI EAFE

Europe
------

  Austria                --             --             --              0.2%

  Belgium                 0.7%          --              0.7%           1.0%

  Denmark                 0.2%          --              0.2%           1.0%

  Finland                 2.0%          --              2.0%           1.9%

  France                 14.4%          --             14.4%          11.3%

  Germany                 3.5%          --              3.5%           7.8%

  Greece                  0.3%          --              0.3%           0.3%

  Ireland                 0.2%          --              0.2%           0.7%

  Italy                   5.8%          --              5.8%           4.6%

  Luxembourg              0.1%          --              0.1%          --

  Netherlands             7.7%          --              7.7%           5.5%

  Norway                  0.4%          --              0.4%           0.5%

  Portugal                0.6%          --              0.6%           0.6%

  Spain                   2.7%          --              2.7%           3.2%

  Sweden                  3.2%          --              3.2%           2.2%

  Switzerland             5.1%          --              5.1%           7.2%

  United Kingdom         27.4%          --             27.4%          23.4%

Total Europe             74.3%          --             74.3%          71.4%
-------------------------------------------------------------------------

Pacific Basin
-------------

  Australia               0.9%          --              0.9%           3.3%

  Hong Kong               1.7%          --              1.7%           1.9%

  India                   0.8%          --              0.8%          --

  Japan                  13.7%          --             13.7%          22.5%

  New Zealand            --             --             --              0.1%

  Singapore               1.0%          --              1.0%           0.8%

  South Korea             1.2%          --              1.2%          --

  Taiwan                  0.6%          --              0.6%          --

Total Pacific B        19.9%          --             19.9%          28.6%
--------------------------------------------------------------------------------

Middle East
-----------

  Israel                 --             --             --             --

Total Middle Ea         0.0%          --              0.0%          --
--------------------------------------------------------------------------------

Americas
--------

  Argentina              --             --             --             --

  Brazil                  0.9%          --              0.9%          --

  Canada                  0.9%          --              0.9%          --

  Chile                  --             --             --             --

  Mexico                  0.8%          --              0.8%          --

  Panama                 --             --             --             --

  Peru                   --             --             --             --

  United States          --              0.5%           0.5%          --

  Venezuela              --             --             --             --

Total Americas          2.6%           0.5%           3.1%          --
--------------------------------------------------------------------------------
  Other Assets
  Less Liabilities       --              2.7%           2.7%          --

TOTAL*            96.8%             3.2%             100.0%            100.0%
--------------------------------------------------------------------------------
* Total may not add to 100.0% due to rounding.


Foreign Equity Fund
10/31/01

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Performance Comparison Chart

                    Foreign Equity Fund   MSCI EAFE Index              Lipper
                                                                International
                                                                Funds Average

10/31/91                        10000               10000               10000
10/92                            9675                8710                9482
10/93                           12997               12009               12626
10/94                           14552               13256               14063
10/95                           14645               13247               14241
10/96                           16765               14677               16008
10/97                           18157               15399               17967
10/98                           19546               16932               18919
10/99                           23609               20889               23115
10/00                           24188               20332               23582
10/01                           17409               15315               17811

Total Return Performance
--------------------------------------------------------------------------------


Periods                       Calendar
Ended                         Year-to-
10/31/01  1 Month   3 Months    Date     1 Year   3 Years*   5 Years*  10 Years*

Foreign
Equity
Fund       3.25%    -10.31%    -26.59%   -28.02%   -3.79%      0.76%     5.70%

S&P 500
Index      1.91     -12.19     -18.87    -24.90     0.04      10.04     12.76

MSCI EAFE
Index      2.56     -10.12     -24.46    -24.68    -3.29       0.85      4.35
Lipper
International
Funds
Average    2.72     -10.92     -25.76    -26.39    -1.56       1.82      5.66

FT-A Euro
Pacific
Index      3.15     -9.62      -23.96    -24.23    -2.61       0.59      3.94

* Average annual compound total return. This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

   Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


Financial Highlights
Foreign Equity Fund

                                 For a share outstanding throughout each period
                                 ----------------------------------------------
                            Year
                           Ended
                        10/31/01   10/31/00   10/31/99   10/31/98   10/31/97

NET ASSET VALUE
Beginning
of period                  19.16      20.08      17.03      16.51      15.62

Investment
activities
Net investment
income (loss)               0.39       0.13       0.21       0.28       0.21

 Net realized and
 unrealized
 gain (loss)               (5.35)      0.46       3.26       0.93       1.07

 Total from
 investment
 activities                (4.96)      0.59       3.47       1.21       1.28
 Distributions

 Net investment
 income                    (0.11)    (0.17)      (0.29)     (0.21)     (0.22)

 Net realized
 gain                      (1.39)    (1.34)      (0.13)     (0.48)     (0.17)

 Total
 distributions             (1.50)    (1.51)      (0.42)     (0.69)     (0.39)

NET ASSET VALUE
End of period              12.70      19.16      20.08      17.03      16.51

Ratios/Supplemental Data

Total returnu             (28.02)%     2.45%     20.79%      7.65%      8.30%

Ratio of total
expenses to
average net
assets                      0.74%      0.74%      0.74%      0.74%      0.75%

Ratio of net
investment
income (loss)
to average
net assets                  2.25%      0.57%      1.08%      1.58%      1.40%

Portfolio
turnover rate               21.4%      39.7%      18.2%      18.6%      15.9%

Net assets,
end of period
(in millions)              1,903      3,138      3,361      3,204      3,160

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


Portfolio of Investments
Foreign Equity Fund
October 31, 2001

                                             Shares                    Value
                                                                In thousands
--------------------------------------------------------------------------------

AUSTRALIA  0.9%

Common Stocks  0.3%
Brambles Industries *                     1,200,919                   6,578

                                                                      6,578

Preferred Stocks                                                        0.6%
News Corporation                          1,781,095                  10,550

                                                                     10,550

Total Australia (Cost $19,781)                                       17,128


BELGIUM  0.7%

Common Stocks  0.7%

Dexia (EUR)
(miscellaneous
footnote)                                   489,310                   7,548

Fortis (EUR)                                203,718                   4,801

UCB (EUR)                                    41,595                   1,583

Total Belgium (Cost $7,389)                                          13,932


BRAZIL                                                                  0.9%

Common Stocks                                                           0.1%

Pao de Acucar ADR (USD)                     153,700                   2,333

                                                                      2,333

Preferred Stocks  0.8%

Petroleo Brasileiro
(Petrobras)                                 756,360                  14,528


                                                                     14,528

Total Brazil (Cost $19,260)                                          16,861


CANADA  0.9%

Common Stocks  0.9%

Alcan Aluminum                               93,420                   2,867

Celestica (USD) *                           337,752                  11,592

Royal Bank of Canada                         99,190                   2,925

Total Canada (Cost $14,810)                                          17,384


DENMARK  0.2%

Common Stocks  0.2%

TDC A/S                                     131,812                   4,521

Total Denmark (Cost $4,572)                                           4,521


FINLAND  2.0%

Common Stocks  2.0%

Nokia (EUR)                               1,636,639                  34,196

Sonera (EUR)                                803,900                   4,570

Total Finland (Cost $11,200)                                         38,766


FRANCE  14.4%

Common Stocks                                                          14.4%

Altran Technologies (EUR)                    36,370                 $ 1,668

Aventis (EUR)                               429,086                  31,551

Aventis

(DAX Exchange) (EUR)                         68,909                   5,008

AXA (EUR)                                   949,744                  20,758
BNP Paribas (EUR)
(miscellaneous footnote)                    343,166                  28,520

Cap Gemini (EUR)                             55,900                   3,142

Compagnie
de Saint-Gobain (EUR)
(miscellaneous footnote)                      71,93                  59,996

Groupe Danone (EUR)                         46,140                     5,333

Hermes International
(EUR) (miscellaneous footnote)               42,636                   5,415

L'Oreal (EUR)                                23,310                   1,608

Lafarge (EUR)                                21,993                   1,952
LVMH (EUR)                                   50,075                   1,764

Orange (EUR) *
(miscellaneous footnote)                    540,420                   4,375

Sanofi-Synthelabo (EUR)                     444,686                  29,298

Schneider Electric (EUR)                    268,142                  10,728

Societe Generale (EUR)                       98,414                   4,917

Societe Television

Francaise 1 (EUR)
(miscellaneous footnote)                    452,969                  10,169

Sodexho Alliance (EUR)                      401,679                  18,896

STMicroelectronics (EUR)
(miscellaneous footnote)                    283,289                   8,001

TotalFinaElf (EUR)                          370,644                  52,007

Vivendi Universal (EUR)
(miscellaneous footnote)                    403,234                  18,824

Total France (Cost $217,211)                                        273,930


GERMANY  3.5%

Common Stocks  3.5%
Allianz (EUR)                               106,839                  25,158

Bayer (EUR)                                 103,494                   3,072

Bayerische
Vereinsbank (EUR)                            69,850                   2,153

Deutsche Bank (EUR)                         143,216                   7,960

Deutsche Telekom (EUR)                       82,422                   1,274

E.On (EUR)                                  129,567                   6,748

Gehe (EUR)
(miscellaneous footnote)                    169,873                   6,356

Rhoen-Klinikum (EUR)                         61,502                   3,015

SAP (EUR)                                    82,680                   8,552

Siemens (EUR)
(miscellaneous footnote)                     60,436                   2,926

Total Germany (Cost $67,573)                 67,214


GREECE  0.3%

Common Stocks  0.3%

Hellenic
Telecommunications
Organization (EUR)                          395,560                 $ 6,404

Total Greece (Cost $5,393)                                            6,404


HONG KONG  1.7%

Common Stocks  1.7%

Cheung Kong
(miscellaneous footnote)                  1,329,670                  11,251

China Unicom *
(miscellaneous footnote)                  1,906,000                   1,784

Henderson Land

Development
(miscellaneous footnote)                  1,427,050                   4,583

Hutchison Whampoa                         1,351,626                  10,917

Li & Fung                                   438,000                     418

Pacific Century

CyberWorks *
(miscellaneous footnote)                  2,628,000                     699

Sun Hung Kai Properties                     266,000                   1,637

Total Hong Kong (Cost $31,145)               31,289


INDIA  0.8%

Common Stocks  0.8%

Hindustan Lever                           1,822,640                   8,131

ICICI                                     1,750,000                   1,916

ICICI ADR (USD)                             271,570                   1,890

Reliance Industries                         427,000                   2,287

Total India (Cost $20,733)                                           14,224


IRELAND  0.2%

Common Stocks  0.2%

SmartForce ADR (USD) *                      176,368                   2,902

Total Ireland (Cost $3,751)                   2,902


ITALY  5.8%

Common Stocks  5.8%

Alleanza Assicurazioni (EUR)              1,123,610                  11,572

Assicurazioni Generali (EUR)                239,917                   6,571
Bipop-Carire (EUR)
(miscellaneous footnote)                    934,080                   1,596

ENI (EUR)
(miscellaneous footnote)                  1,633,131                  20,447

Intesa BCI (EUR)                          8,436,808                  19,730

Mediaset (EUR)
(miscellaneous footnote)                    237,511                   1,549

Mediolanum (EUR)                            537,845                   4,165

Olivetti (EUR)
(miscellaneous footnote)                  1,477,345                   1,729


San Paolo IMI (EUR)                         145,006                 $ 1,522

Telecom Italia

(Savings shares) (EUR)                      249,200                   1,206

Telecom Italia (EUR)

(miscellaneous footnote)                  1,439,644                  12,003

Telecom Italia Mobile (EUR)

(miscellaneous footnote)                  2,549,516                  13,874

UniCredito Italiano (EUR)

(miscellaneous footnote)                  4,082,109                  15,054

Total Italy (Cost $113,790)                 111,018


JAPAN  13.7%

Common Stocks  13.7%

Aiful
(miscellaneous footnote)                     22,650                   1,774

Canon                                       847,000                  24,606

Fanuc                                       122,800                   5,111

Fuji Television Network                       1,220                   5,316

Fujisawa Pharmaceutical                     452,000                  10,844

Fujitsu                                     343,000                   2,536

Hitachi                                     449,000                   3,059

Ito-Yokado                                  111,000                   4,891

Kao                                         201,000                   4,757

Kokuyo                                      291,000                   2,517

Kyocera                                      99,300                   6,750

Marui                                       607,000                   8,208

Matsushita Communication

Industrial                                  129,600                   3,638

Matsushita Electric Industrial            1,039,000                  12,294

Mitsui Fudosan                              870,000                   8,825

Mizuho                                        3,900                  11,775

Murata Manufacturing                        162,100                  10,159

NEC                                         688,000                   6,232

Nippon Telegraph & Telephone                  1,535                   6,313

Nomura Securities                         1,225,000                  16,094

NTT DoCoMo                                    1,940                  26,279

Sankyo                                      297,000                   5,768

Seven-Eleven Japan                          223,000                   9,699

Shin-Etsu Chemical                          204,000                   6,709

Shiseido                                    393,000                   3,884

Sony (miscellaneous footnote)               436,580                  16,495

Sumitomo                                    913,000                   5,334

Sumitomo Mitsui Bank                      1,372,000                   8,475

TDK                                          45,900                   2,037

Toshiba                                   1,497,000                   5,534

UFJ *(miscellaneous footnote)                   816                   3,636

Yamanouchi Pharmaceutical                   375,000                  11,108

Total Japan (Cost $343,504)                                         260,657


LUXEMBOURG  0.1%

Common Stocks  0.1%

Societe Europeenne

des Satellites (EUR)                         14,676                 $ 1,597

Total Luxembourg (Cost $2,351)                                        1,597


MEXICO  0.8%

Common Stocks and Rights 0.8%

Femsa UBD Units
 (Represents 1 Series
  B and 4 Series D shares)
(miscellaneous footnote)                  2,280,690                   7,122

Grupo Iusacell, Rights (USD) *               81,031                      21

Grupo Iusacell
ADR (USD) *                                 266,000                     694



Grupo Televisa
GDR (USD) *                                 173,465                   5,282

Telefonos de Mexico
(Telmex)

(Class L) ADR (USD)                          62,121                   2,116

Total Mexico (Cost $19,936)                                          15,235


NETHERLANDS  7.7%

Common Stocks  7.7%

Akzo Nobel (EUR)                             29,831                   1,222

ASM Lithography (EUR) *                     659,900                   9,497

Elsevier (EUR)                              552,480                   6,415

Equant (EUR) *                               50,950                     529

Fortis (EUR)                                542,584                  12,835

ING Groep (EUR)                           1,472,310                  36,682

Koninklijke Ahold (EUR)                     149,700                   4,209

KPN (EUR) *                                  72,534                     281

Philips
Electronics (EUR)                         1,097,204                  24,909

Royal Dutch
Petroleum (EUR)                             305,658                  15,533

VNU (EUR)                                   902,320                  26,296

Wolters Kluwer (EUR)                        378,060                    7,930

Total Netherlands (Cost $160,090)                    146,338


NORWAY  0.4%

Common Stocks                                                           0.4%

Orkla (Class A)                             390,395                   6,492

Statoil ASA *                               247,940                   1,714

Total Norway (Cost $6,266)                                            8,206


PORTUGAL  0.6%

Common Stocks  0.6%

Jeronimo Martins (EUR) *                    250,281                  $ 1,675

Portugal Telecom (EUR) *                    1,149,427                  9,098

Total Portugal (Cost $12,242)                                         10,773


SINGAPORE  1.0%

Common Stocks  1.0%

Flextronics International (USD              230,497                   4,586

Singapore Press                             213,000                   1,846

United Overseas Bank                      2,248,560                  12,580

Total Singapore (Cost $25,002)                                       19,012


SOUTH KOREA  1.2%

Common Stocks                                                           1.2%

Korea Telecom ADR (USD)                     239,924                   5,000

Pohang Iron & Steel ADR (USD)               161,444                   2,769

Samsung Electronics                          81,583                  10,964

South Korea Telecom                          22,700                   4,317

Total South Korea (Cost $22,341)                                     23,050


SPAIN  2.7%

Common Stocks  2.7%

Banco Bilbao Vizcaya

Argentaria (EUR)                          1,213,783                  13,570

Banco Santander Central

Hispano (EUR)
(miscellaneous footnote)                  1,510,773                  11,618

Endesa (EUR)
(miscellaneous footnote)                    489,714                   7,488

Repsol (EUR)                                283,567                   4,106

Telefonica (EUR)                            881,484                  10,577

Telefonica ADR (USD) *                      128,245                   4,549

Total Spain (Cost $48,039)                                           51,908


SWEDEN  3.2%

Common Stocks  3.2%

Electrolux (Class B)                        376,305                   4,516

Hennes & Mauritz
(Class B)                                   539,250                   9,428

LM Ericsson
(Class B)                                 2,383,810                  10,325

Nordea
(miscellaneous footnote)                  2,055,365                   9,075

Sandvik                                      58,670                   1,238

Securitas (Class B)
(miscellaneous footnote)                  1,618,135                  26,926

Total Sweden (Cost $70,366)                                          61,508


SWITZERLAND  5.1%

Common Stocks  5.1%

Adecco                                      506,720                 $22,403

Credit Suisse *                             124,420                   4,542

Nestle                                      185,630                  38,482

Roche                                       136,900                   9,481

UBS *                                       469,732                  21,816

Total Switzerland (Cost $75,499)                                     96,724

TAIWAN  0.6%

Common Stocks  0.6%

Taiwan Semiconductor

Manufacturing                             6,005,183                  10,618

Total Taiwan (Cost $13,405)                                          10,618


UNITED KINGDOM  27.4%

Common Stocks  27.4%

Abbey National                              238,765                   3,548

AstraZeneca                                 567,353                  25,558

Autonomy *                                   43,000                     184

Barclays                                     81,700                   2,457

BG                                          425,600                   1,609

BP                                        2,094,304                  16,885

Brambles Industries *                     1,004,240                   5,037

Cable & Wireless                          1,078,810                   4,874

Cadbury Schweppes                         1,549,186                   9,632

Celltech *                                  530,187                   6,909

Centrica                                    902,710                   2,872

Compass                                   4,498,250                  32,771

David S. Smith                              532,185                   1,102

Diageo                                    1,576,376                  15,721

Dimension Data *                            303,000                     330

Electrocomponents                         1,186,430                   7,894

Friends Provident *                         612,840                   1,629

GKN                                         117,700                     454

GlaxoSmithKline                           3,442,321                  92,512

Granada                                   4,330,625                   8,194

Hays                                      1,298,986                   3,109

Hilton                                      672,940                   1,730

HSBC (HKD)
(miscellaneous footnote)                    547,200                   5,928

J. Sainsbury                              1,229,050                   6,713

Kingfisher                                1,290,888                   6,001

Lattice
(miscellaneous footnote)                  1,169,600                   2,629

Reckitt Benckiser                           120,000   $               1,674

Reed International                        5,184,594                  42,403

Rio Tinto                                 1,192,548                  19,334

Royal Bank
of Scotland                               1,847,986                  44,161

Shell Transport
& Trading                                 5,298,522                  39,641

Standard Chartered                          602,200                   6,010

Tesco                                     3,103,714                  10,934

Tomkins                                   2,983,016                   7,269

Unilever                                  1,495,236                  10,850

United Business Media                       349,689                   2,225

Vodafone                                 18,395,947                  42,491

Woolworths                                1,419,977                     743

WPP                                       3,062,160                  27,691

Total United Kingdom
(Cost $560,460)                                                     521,708


SHORT-TERM INVESTMENTS  0.5%

Money Market Funds  0.5%

T. Rowe Price Reserve Investment
Fund, 3.07% #                            10,108,561                  10,109

Total Short-Term Investments
(Cost $10,109)                                                       10,109

Total Investments in Securities

97.3% of Net Assets  (Cost $1,906,218)                           $1,853,016


Other Assets Less Liabilities                                        50,409

NET ASSETS                                                        1,903,425



#                        Seven-day yield
*                        Non-income producing
(miscellaneous footnote) All or portion of this security is on loan at
                         October 31, 2001. See Note 2.
ADR                      American Depository Receipts
GDR                      Global Depository Receipts
HKD                      Hong Kong dollar
USD                      U.S. dollar
EUR                      Euro

The accompanying notes are an integral part of these financial statements.


Statement of Assets and Liabilities
Foreign Equity Fund
October 31, 2001
In thousands

Assets

Investments in
securities, at
value (cost $1,906,218)                                           $1,853,016

Securities
lending collateral                                                   122,521

Other assets                                                          79,612

Total assets                                                       2,055,149

Liabilities

Obligation to return securities lending                              122,521

Other liabilities                                                     29,203

Total liabilities                                                    151,724


NET ASSETS                                                        $1,903,425

Net Assets Consist of:

Undistributed net
investment income (loss)                                          $   57,610

Undistributed net
realized gain (loss)                                                (207,062)

Net unrealized
gain (loss)                                                          (53,524)

Paid-in-capital applicable
to 149,846,606 shares of
$0.01 par value capital
stock outstanding;
1,000,000,000 shares authorized                                    2,106,401


NET ASSETS                                                        $1,903,425

NET ASSET VALUE PER SHARE                                         $    12.70


The accompanying notes are an integral part of these financial statements.


Statement of Operations
Foreign Equity Fund
In thousands

                                                                        Year
                                                                       Ended
                                                                    10/31/01
Investment Income (Loss)
Income

 Dividend (net of
 foreign taxes of $5,063)                                           $ 71,120

 Interest (net of
 foreign taxes of $67)                                                 4,942

 Securities lending                                                    1,957


 Total income                                                         78,019

Expenses

 Investment management                                                18,261

 Custody and accounting                                                  915

 Registration                                                             46

 Legal and audit                                                          26

 Shareholder servicing                                                    24

 Prospectus and shareholder reports                                       15

 Directors                                                                14

 Proxy and annual meeting                                                  1

 Miscellaneous                                                            15

 Total expenses                                                       19,317

Net investment income (loss)                                          58,702

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

 Securities                                                         (182,979)

 Futures                                                             (19,982)

 Foreign currency transactions                                        (2,566)

 Net realized gain (loss)                                           (205,527)

Change in net unrealized gain (loss)

 Securities                                                         (708,658)

 Other assets and liabilities

 denominated in foreign currencies                                     2,439

 Change in net unrealized gain (loss)                               (706,219)

Net realized and unrealized gain (loss)                             (911,746)

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                             $(853,044)



The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
Foreign Equity Fund
In thousands

                                               Year
                                              Ended
                                           10/31/01                10/31/00


Increase (Decrease)
in Net Assets
Operations
 Net investment
 income (loss)                             $ 58,702                $ 20,701

 Net realized
 gain (loss)                               (205,527)                267,045

 Change in net
 unrealized gain (loss)                    (706,219)               (173,691)

 Increase (decrease)
 in net assets from operations             (853,044)                114,055

Distributions to shareholders
 Net investment income                      (18,177)                (28,399)

 Net realized gain                         (229,687)               (223,838)

 Decrease in net assets from d             (247,864)               (252,237)

Capital share transactions *

 Shares sold                                470,105                 605,925

 Distributions reinvested                   195,976                 198,990

 Shares redeemed                           (799,534)               (889,767)

 Increase (decrease) in net
 assets from capital
 share transactions                        (133,453)                (84,852)

Net Assets
Increase (decrease)
during period                            (1,234,361)               (223,034)

Beginning of period                       3,137,786               3,360,820

End of period                            $1,903,425              $3,137,786

*Share information
Shares sold                                  29,947                  28,248

Distributions reinvested                     11,218                   9,716

Shares redeemed                             (55,065)                (41,613)

Increase (decrease)
in shares outstanding                       (13,900)                 (3,649)


The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
Foreign Equity Fund
October 31, 2001


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Institutional International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Foreign Equity Fund (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on September 7, 1989. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the exdividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the year ended October 31, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and currency values.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is miti-gated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2001, the value of loaned securities was $117,193,000; aggregate collateral consisted of $122,521,000 in the securities lending collateral pool and U.S. government securities valued at $1,675,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $531,015,000 and $796,786,000, respectively, for the year ended October 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 2001, the fund has $206,390,000 of capital loss carryforwards, all of which expires in 2009.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2001. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.
--------------------------------------------------------------------------------

Undistributed net investment income                                (681,000)

Undistributed net realized gai                                      737,000

Paid-in-capital                                                     (56,000)

     At October 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,906,218,000. Net unrealized loss aggregated $53,202,000 at period end, of which $320,864,000 related to appreciated investments and $374,066,000 to depreciated investments.


Note 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,163,000 was payable at October 31, 2001. The fee is computed daily and paid monthly, and is equal to 0.70% of average daily net assets.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $128,000 for the year ended October 31, 2001, of which $10,000 was payable at period end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2001, totaled $1,087,000 and are reflected as interest income in the accompanying Statement of Operations.


Report of Independent Accountants

To the Board of Directors of Institutional International Funds, Inc. and Shareholders of Foreign Equity Fund

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Foreign Equity Fund (the portfolio comprising Institutional International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial
     statement  presentation.   We  believe  that  our  audits,  which  included
     confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.



     PricewaterhouseCoopers, LLP
     Baltimore, Maryland
     November 19, 2001


Foreign Equity Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/01
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $6,585,000 from short-term capital gains,

o $223,102,000 from long-term capital gains, subject to the 20% rate gains category, The fund will pass through foreign source income of $63,249,000 and foreign taxes paid of $4,459,000.


Foreign Equity Fund
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

     The Foreign Equity Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund. The results of voting were as follows (by number of shares):

     M. David Testa
     Affirmative:               87,443,394.714
     Withhold:         137,024.919

     Total:            87,580,419.633

     Martin G. Wade
     Affirmative:               87,443,394.714
     Withhold:         137,024.919

     Total:            87,580,419.633

     Calvin W. Burnett
     Affirmative:               87,443,394.714
     Withhold:         137,024.919

     Total:            87,580,419.633

     Anthony W. Deering
     Affirmative:               87,443,394.714
     Withhold:         137,024.919

     Total:            87,580,419.633

     Donald W. Dick, Jr.
     Affirmative:               87,443,394.714
     Withhold:         137,024.919

     Total:            87,580,419.633

     David K. Fagin
     Affirmative:               87,443,394.714
     Withhold:         137,024.919

     Total:            87,580,419.633

     F. Pierce Linaweaver
     Affirmative:               87,443,394.714
     Withhold:         137,024.919

     Total:            87,580,419.633

     Hanne M. Merriman
     Affirmative:               87,443,394.714
     Withhold:         137,024.919

     Total:            87,580,419.633

     John G. Schreiber
     Affirmative:               87,443,394.714
     Withhold:         137,024.919

     Total:            87,580,419.633

     Hubert D. Vos
     Affirmative:               87,443,394.714
     Withhold:         137,024.919

     Total:            87,580,419.633

     Paul M. Wythes
     Affirmative:               87,443,394.714
     Withhold:         137,024.919

     Total:            87,580,419.633


F34-050  REPR